UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 6, 2021

EXTRACTION OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37907	46-1473923
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

370 17th Street Suite 5200 Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (720) 557-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	XOG	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Crestone Peak Merger Agreement

On June 6, 2021, Extraction Oil & Gas, Inc. (“XOG”) entered into a merger agreement, by and among Bonanza Creek Energy, Inc., a Delaware corporation (“BCEI”), Raptor Condor Merger Sub 1, Inc., a Delaware corporation and a wholly owned subsidiary of BCEI (“Merger Sub 1”), Raptor Condor Merger Sub 2, LLC, a Delaware limited liability company and a wholly owned subsidiary of BCEI (“Merger Sub 2”), Crestone Peak Resources LP, a Delaware limited partnership (“CPR”), CPPIB Crestone Peak Resources America Inc., a Delaware corporation (“Crestone Peak”), Crestone Peak Resources Management LP, a Delaware limited partnership (“CPR Management LP”), and, solely for purposes of Article VI, Section 7.1, Section 7.5 through Section 7.9, Section 7.11, Section 7.16, Section 7.22(b), Article VIII and Article X, XOG (the “Crestone Peak Merger Agreement”).

 The Crestone Peak Merger Agreement, among other things, provides for BCEI’s acquisition of Crestone Peak through (i) the merger of Merger Sub 1 with and into Crestone Peak (the “Merger Sub 1 Merger”), with Crestone Peak continuing its existence as the surviving corporation following the Merger Sub 1 Merger (the “Surviving Corporation”), and (ii) the subsequent merger of the Surviving Corporation with and into Merger Sub 2 (the “Merger Sub 2 Merger” and together with the Merger Sub 1 Merger, the “Crestone Peak Merger”), with Merger Sub 2 continuing as the surviving entity as a wholly owned subsidiary of BCEI (the “Surviving Entity”).

The closing of the Crestone Peak Merger is expressly conditioned on the closing of the previously announced merger of equals between BCEI and XOG (the “BCEI Merger”) pursuant to that certain Agreement and Plan of Merger, dated as of May 9, 2021, by and among BCEI, Raptor Eagle Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of BCEI, and XOG, as amended (the “BCEI Merger Agreement”).

The board of directors of each of XOG, BCEI (the “BCEI Board”), the general partner of CPR Management LP (the “Crestone Peak Board”), and Merger Sub 1 have unanimously, and the sole member of Merger Sub 2 has, declared advisable and approved the Crestone Peak Merger Agreement and the consummation of the transactions contemplated thereby, and CPPIB Crestone Peak Resources Canada Inc., a Canadian corporation and the sole stockholder of Crestone Peak (the “Crestone Peak Stockholder”), has delivered a written consent approving and adopting the Crestone Peak Merger Agreement and the transactions contemplated thereby, including, with respect to Crestone Peak, the Merger Sub 1 Merger.

Subject to the terms and conditions of the Crestone Peak Merger Agreement, at the effective time of the Merger Sub 1 Merger (the “Merger Sub 1 Merger Effective Time”), the issued and outstanding as of immediately prior to the Merger Sub 1 Merger Effective Time shares of Crestone Peak common stock, par value $0.01 per share (“Crestone Peak Common Stock”) (excluding shares of Crestone Peak Common Stock held by Crestone Peak as treasury shares or by BCEI or Merger Sub 1 immediately prior to the Merger Sub 1 Merger Effective Time), will be converted into the right to collectively receive 22,500,000 shares of BCEI common stock, par value $0.01 per share (“BCEI Common Stock”) (the “Merger Consideration”). In addition, at the effective time of the Merger Sub 2 Merger (the “Merger Sub 2 Merger Effective Time”), each share of common stock of the Surviving Corporation issued and outstanding as of immediately prior to the Merger Sub 2 Merger Effective Time will automatically be cancelled and each unit of Merger Sub 2 issued and outstanding immediately prior to the Merger Sub 2 Merger Effective Time will remain issued and outstanding and will represent the only outstanding units of the Surviving Entity immediately following the Merger Sub 2 Merger.

Following the closing of the BCEI Merger and the Crestone Peak Merger, XOG’s existing stockholders will own 37%, BCEI’s existing stockholders will own 37%, and Crestone Peak’s stockholders will own approximately 26% of the issued and outstanding capital stock of the combined company.

Governance

The Crestone Peak Merger Agreement provides at the Merger Sub 1 Merger Effective Time that the board of the combined company will consist of nine members, one of whom will be designated by the Canada Pension Plan Investment Board, a Canadian Crown corporation (“CPP Investments”) and shall be independent and acceptable to BCEI. Therefore, following the BCEI Merger and the Crestone Peak Merger, the combined company’s board of directors will include four legacy BCEI directors, four XOG designees, and one CPP Investments designee.

Conditions to the Merger

The closing of the Crestone Peak Merger is subject to certain conditions, including, among others, (i) the receipt of the required approvals from each of BCEI’s stockholders and Crestone Peak’s stockholder, (ii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the absence of any law or order prohibiting the consummation of the Crestone Peak Merger, (iv) the effectiveness of the registration statement on Form S-4 pursuant to which the shares of BCEI Common Stock issuable in the BCEI Merger are registered with the Securities and Exchange Commission (the “SEC”), (v) the authorization for listing of the BCEI Common Stock issuable in the Crestone Peak Merger on the NYSE, and (vi) the closing of the BCEI Merger shall have occurred or shall occur substantially concurrently with the closing of the Crestone Peak Merger. The obligation of each party to consummate the Mergers is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain materiality exceptions), the other party having performed in all material respects its obligations under the Crestone Peak Merger Agreement, in the case of BCEI, delivery of (A) certain financial statements (the “Crestone Peak Financial Statements”) and (B) an assignment by the Crestone Peak Stockholder of all outstanding loans by the Crestone Peak Stockholder to Crestone Peak or other cancellation of such indebtedness, and in the case of Crestone Peak, the absence of a waiver of any conditions to close the BCEI Merger by either XOG or BCEI in a manner materially adverse to Crestone Peak.

Termination Rights

The Crestone Peak Merger Agreement contains certain termination rights for both BCEI and Crestone Peak, including, among others:

(a)	by either BCEI or Crestone Peak, if any governmental entity shall have issued an order, decree, ruling or injunction or taken any other action permanently restraining, enjoining or otherwise prohibiting the consummation of the Crestone Peak Merger and the same shall have become final and nonappealable;

(b)	by either BCEI or Crestone Peak, if the Mergers shall not have been consummated by 5:00 p.m. Denver, Colorado time on December 6, 2021 (the “Outside Date”);

(c)	by BCEI or Crestone Peak, as applicable, if the other party breaches any of its representations, warranties, covenants or other agreements in the Crestone Peak Merger Agreement and such breach cannot be or is not cured in accordance with the terms of the Crestone Peak Merger Agreement and such breach would cause applicable closing conditions not to be satisfied;

(d)	by either BCEI or Crestone, if the requisite BCEI stockholder approval shall not have been obtained upon a vote at a duly held BCEI stockholder meeting or any adjournment or postponement thereof;

(e)	by Crestone Peak, prior to the receipt of the requisite BCEI stockholder approval, if the BCEI Board changes its recommendation with respect to the Crestone Peak Merger and the other transactions contemplated by the Crestone Peak Merger Agreement;

(f)	by Crestone Peak if any wavier of any of the conditions to the closing of the BCEI Merger has been provided by BCEI or XOG in a manner materially adverse to Crestone Peak; or

(g)	by BCEI, if Crestone Peak has not delivered the Crestone Peak Financial Statements by July 2, 2021, provided that BCEI delivers notice of termination prior to filing the Joint Proxy Statement, or if certain of the Crestone Peak Financial Statements are materially different in an adverse manner from certain previously delivered financial statements of Crestone Peak, provided that BCEI delivers notice of termination no later than five business days after the event giving rise to BCEI’s termination rights thereunder.

The Crestone Peak Merger Agreement shall be terminated automatically if the BCEI Merger Agreement is terminated for any reason.

If the Crestone Peak Merger Agreement is terminated by Crestone Peak in accordance with clause (e) above, then BCEI shall be required to pay the other party a termination fee of $37,500,000 (the “Termination Fee”); provided, that the Termination Fee payable by BCEI will be reduced to $15,000,000 if a termination fee is also paid by BCEI or XOG under the BCEI Merger Agreement. If the BCEI Merger Agreement terminates and either XOG or BCEI is obligated to pay the other a termination fee, then BCEI shall pay Crestone Peak the Termination Fee. If (i) (A) BCEI or Crestone Peak terminates the Crestone Peak Merger Agreement pursuant to clause (d) above as a result of a failure to obtain BCEI stockholder approval and on or prior to the date of such termination, a Parent Competing Proposal (as defined in the Crestone Peak Merger Agreement) shall have been announced or disclosed and not withdrawn without qualification at least seven business days prior to the BCEI special meeting of stockholders or (B) BCEI terminates the Crestone Peak Merger Agreement pursuant to clause (b) above at a time when Crestone Peak would be permitted to terminate the Crestone Peak Merger Agreement pursuant to clause (c) above or Crestone Peak terminates the Crestone Peak Merger Agreement pursuant to clause (c) above and on or prior to the date of such termination, a Parent Competing Proposal shall have been announced or disclosed and not withdrawn without qualification at least seven business days prior to the date of such termination and (ii) within twelve months of such termination, BCEI enters into a definitive agreement with respect to a Parent Competing Proposal (or publicly approves or recommends to the BCEI stockholders a Parent Competing Proposal) or consummates a Parent Competing Proposal, BCEI shall pay Crestone Peak the Termination Fee. Under reciprocal specified circumstances in the case of clause (c), Crestone Peak will be required to pay the Termination Fee to BCEI.

Other Terms of the Merger Agreement

BCEI, XOG and Crestone Peak each have made customary representations, warranties and covenants in the Crestone Peak Merger Agreement, in each case generally subject to customary materiality qualifiers. Among other things, each party has agreed, subject to certain exceptions, (i) to conduct its business in the ordinary course, from the date of the Crestone Peak Merger Agreement until the earlier of the Merger Sub 1 Merger Effective Time and the termination of the Crestone Peak Merger Agreement, and not to take certain actions prior to the closing of the Crestone Peak Merger without the prior written consent of the other party, (ii) not to solicit alternative business combination transactions and (iii) not to engage in discussions or negotiations regarding any alternative business combination transactions.

The foregoing summary of the Crestone Peak Merger Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Crestone Peak Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Crestone Peak Merger Agreement and the above description of the Crestone Peak Merger Agreement have been included to provide investors and security holders with information regarding the terms of the Crestone Peak Merger Agreement. They are not intended to provide any other factual information about XOG, BCEI, Crestone Peak or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Crestone Peak Merger Agreement were made only for purposes of the Crestone Peak Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Crestone Peak Merger Agreement, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of XOG, BCEI Crestone Peak or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Crestone Peak Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by XOG. Accordingly, investors should read the representations and warranties in the Crestone Peak Merger Agreement not in isolation but only in conjunction with the other information about XOG or Crestone Peak and their respective subsidiaries that XOG includes in reports, statements and other filings it makes with the SEC.

Amendment to BCEI Merger Agreement

Concurrently with the execution and delivery of the Crestone Peak Merger Agreement, XOG, Raptor Eagle Merger Sub, Inc. and BCEI entered into an amendment to the BCEI Merger Agreement (the “BCEI Merger Agreement Amendment”), which provides, among other things, for additional exceptions to each party’s representations and warranties regarding the entry into and consummation of the Crestone Peak Merger and a reduction of BCEI’s termination fee under the BCEI Merger Agreement to $22,500,000. In addition, BCEI has agreed not to (i) consent to any action or inaction by Crestone Peak with respect to the interim covenants in the Crestone Peak Merger Agreement without first obtaining XOG’s consent; (ii) amend any provision or waive any obligation of the Crestone Peak Merger Agreement without XOG’s consent; and (iii) knowingly fail to enforce its rights against Crestone Peak in respect of any material breach without XOG’s consent. In addition, BCEI has the right to terminate the Crestone Peak Merger Agreement in accordance with its terms, but BCEI will not so terminate without first reasonably consulting with XOG and considering in good faith the views of XOG.

The foregoing summary of the BCEI Merger Agreement Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the BCEI Merger Agreement Amendment, which is attached hereto as Exhibit 2.2 and incorporated herein by reference.

Amended and Restated Kimmeridge Voting Agreement

Concurrently with the execution and delivery of the Crestone Peak Merger Agreement, XOG, BCEI and Kimmeridge Energy Management Company, LLC (“Kimmeridge”) amended and restated the Voting Agreement, dated May 9, 2021 (the “A&R Kimmeridge Agreement”), to provide, among other things, for Kimmeridge’s consent to the BCEI Merger Agreement Amendment and make Crestone Peak an express third-party beneficiary of the provisions related to (i) the agreement to vote shares, (ii) the transfer provisions, (iii) the no solicitation provisions and (iv) the specific performance provisions in the Kimmeridge Agreement.

The foregoing summary of the A&R Kimmeridge Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the A&R Kimmeridge Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

No Offer or Solicitation

This communication relates to merger transactions between XOG and BCEI and between XOG, Crestone Peak and BCEI (collectively, the “Mergers” or the “Transactions”). This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval, in any jurisdiction, with respect to the Transactions or otherwise, nor shall there be any sale, issuance or transfer of the securities referred to in this document in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Offers of securities with respect to the BCEI Merger shall be made only by means of a prospectus meeting the requirements of Section 10 of the Securities Act. BCEI intends to issue the Merger Consideration in connection with the Crestone Peak Merger in reliance on the exemptions from registration requirements under the Securities Act, pursuant to Section 4(a)(2) thereof.

Important Additional Information

In connection with the Transactions, XOG and BCEI intend to file materials with the SEC, including (1) a joint proxy statement in preliminary and definitive form (the “Joint Proxy Statement”) and (2) a Registration Statement on Form S-4 with respect to the BCEI Merger (the “Registration Statement”), of which the Joint Proxy Statement will be a part. After the Registration Statement is declared effective by the SEC, XOG and BCEI intend to send the definitive form of the Joint Proxy Statement to the shareholders of XOG and the shareholders of BCEI. These documents are not substitutes for the Joint Proxy Statement or Registration Statement or for any other document that XOG or BCEI may file with the SEC and send to XOG’s shareholders or BCEI’s shareholders in connection with the Transactions. INVESTORS AND SECURITY HOLDERS OF XOG AND BCEI ARE URGED TO CAREFULLY AND THOROUGHLY READ THE JOINT PROXY STATEMENT AND THE REGISTRATION STATEMENT, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY XOG AND BCEI WITH THE SEC, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT XOG, BCEI, CRESTONE PEAK, THE TRANSACTIONS, THE RISKS RELATED THERETO AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the Registration Statement and Joint Proxy Statement, as each may be amended from time to time, and other relevant documents filed by XOG and BCEI with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by XOG will be available free of charge from XOG’s website at www.extractionog.com under the “Investor Relations” tab or by contacting XOG’s Investor Relations Department at (720) 974-7773 or ir@extractionog.com. Copies of documents filed with the SEC by BCEI will be available free of charge from BCEI’s website at www.bonanzacrk.com under the “Investor Relations” tab or by contacting BCEI’s Investor Relations Department at (720) 225-6679 or slandreth@bonanzacrk.com.

Participants in the Solicitation

XOG, BCEI and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from XOG’s shareholders and BCEI’s shareholders in connection with the Transactions. Information regarding the executive officers and directors of XOG is included in its Annual Report on Form 10-K/A filed with the SEC on April 30, 2021. Information regarding the executive officers and directors of BCEI is included in its definitive proxy statement for its 2021 annual meeting filed with the SEC on April 28, 2021. Additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwise, will be set forth in the Registration Statement, Joint Proxy Statement and other materials when they are filed with the SEC in connection with the Transactions. Free copies of these documents may be obtained as described in the paragraphs above.

Forward-Looking Statements and Cautionary Statements

Certain statements in this document concerning the Transactions, including any statements regarding the expected timetable for completing the Transactions, the results, effects, benefits and synergies of the Transactions, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding XOG’s, BCEI’s or Crestone Peak’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include statements regarding XOG’s, BCEI’s and Crestone Peak’s plans and expectations with respect to the Transactions and the anticipated impact of the Transactions on the combined company’s results of operations, financial position, growth opportunities and competitive position. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the possibility that shareholders of BCEI may not approve the issuance of new shares of BCEI Common Stock in the Transactions or that shareholders of XOG may not approve the BCEI Merger Agreement; the risk that a condition to closing of the Transactions may not be satisfied, that either party may terminate the BCEI Merger Agreement or the Crestone Peak Merger Agreement or that the closing of the Transactions might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of XOG, BCEI and Crestone Peak; the effects of the business combination of XOG, BCEI and Crestone Peak, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; regulatory approval of the Transactions; the effects of commodity prices; the risks of oil and gas activities; and the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the Transactions. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.

Additional factors that could cause results to differ materially from those described above can be found in XOG’s Annual Report on Form 10-K for the year ended December 31, 2020 and in its subsequently filed amended Annual Report on Form 10-K/A and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, each of which is on file with the SEC and available from XOG’s website at www.extractionog.com under the “Investor Relations” tab, and in other documents XOG files with the SEC, and in BCEI’s Annual Report on Form 10-K for the year ended December 31, 2020 and in its subsequently filed Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, each of which is on file with the SEC and available from BCEI’s website at www.bonanzacrk.com under the “Investor Relations” tab, and in other documents BCEI files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither XOG nor BCEI assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of June 6, 2021, by and among Bonanza Creek Energy, Inc., Raptor Condor Merger Sub 1, Inc., Raptor Condor Merger Sub 2, LLC, Crestone Peak Resources LP, CPPIB Crestone Peak Resources America Inc., Crestone Peak Resources Management LP and Extraction Oil & Gas, Inc.
2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of June 6, 2021, by and among Bonanza Creek Energy, Inc., Raptor Eagle Merger Sub, Inc. and Extraction Oil & Gas, Inc.
10.1	Amended and Restated Voting Agreement, dated as of June 6, 2021 and effective as of May 9, 2021, by and among Bonanza Creek Energy, Inc., Extraction Oil & Gas, Inc. and Kimmeridge Energy Management Company, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. XOG agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Extraction Oil & Gas, Inc.

Date: June 8, 2021	By:	/s/ Eric Christ
Eric Christ
Vice President, General Counsel and Corporate Secretary